Putnam
Diversified
Equity
Trust

ANNUAL REPORT

February 28, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* Putnam Diversified Equity Trust is a broadly diversified growth fund that may invest up to 45% of its assets overseas. Because of this, Lipper Analytical Services has placed the fund in its global equity fund category. As of March 31, 1998, the fund's class A shares ranked in the top 8% for 3-year performance among its global fund counterparts, ranking 9 out of 119 funds.*

* "Putnam Diversified Equity Trust more than lives up to its name.
   The fund's tripartite structure -- including foreign, growth, and value segments -- sets it apart from the large-blend crowd. . . . The idea is to offer a single fund that can perform decently in a variety of market conditions. So far, the fund has done just that."

                         -- Morningstar Mutual Funds, February 6, 1998

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

13 Portfolio holdings

23 Financial statements

* Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. These rankings vary over time and do not reflect the effects of sales charges. For the 1-year period ended 3/31/98, the fund's class A shares ranked 14 out of 191 funds. Class B and class M shares ranked 19 and 17, respectively, out of 191 funds for 1-year performance and class B shares ranked 10 out of 119 funds for 3-year performance. Class M shares were not rated over longer periods. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Building on the excellent performance we reported to you at the fiscal year's midpoint, Putnam Diversified Equity Trust closed fiscal 1998 at the end of February with a total return solidly in the double digits. While the fund's results fell a bit short of those of the U.S. market as measured by the S&P 500(registered trademark) Index, they certainly represented a respectable showing by the fund's triple-sector investment strategy.

With its ability to invest in domestic growth, domestic value, and international stocks, your fund is positioned to seek out solid investments in all three sectors while maintaining diversification across a broad band of the global equities markets. Such diversification can prove to be a safety net if one of the sectors should encounter disruptions.

I am pleased to announce that shortly after the close of the fiscal year, Paul
C. Warren was appointed to your fund's management team. Paul joined Putnam's Core International Equity Group in 1997. His 15 years of prior investment industry experience included positions with IDS Fund Management, Pilgrim Baxter Asia, Prudential Asia Fund Management, and Rothschild Asset Management.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
April 15, 1998



Report from the Fund Managers
David L. King
Omid Kamshad
Charles H. Swanberg

During a fiscal year that provided many high as well as low notes, the three-part harmony of Putnam Diversified Equity Trust's multisector strategy -- investing in domestic growth, domestic value, and international stocks -- proved music to the investor's ear. By using a flexible investment approach that seeks the best opportunities across these three sectors, the fund provided global growth-oriented investors with outstanding performance. Combined, the fund's three sectors produced a double-digit total return for class A shares at net asset value that significantly outperformed the Morgan Stanley Europe, Australia, and Far East Index for the 12 months ended February 28, 1998. You will find full performance details for all share classes on pages 9 and 10 of this report.

During this same period, domestic equity investors with no exposure to the international markets would have fared slightly better, as represented by the performance of the S&P 500 Index.

* DE-EMPHASIS OF DOMESTIC VALUE IN TUNE WITH MARKET ENVIRONMENT

An important shift we made early in the fiscal year was to reduce exposure to the domestic value sector of the portfolio while increasing the weighting of fund assets in the domestic growth area. In April 1997, we made the decision to expand the fund's holdings of small- and mid-capitalization growth stocks, since we judged that their valuations had become too compelling to ignore. Our strategy proved timely and highly effective, as domestic growth stocks were the top performers during the fiscal year.

A rosy scenario of rising and predictable earnings propelled U.S. stocks throughout most of your fund's fiscal year. However, toward the end of the year, concerns regarding Asia's economic slowdown -- and its potential effect on U.S. corporations' earnings -- disrupted this favorable environment. After a sharp one-day selloff in late October, the positive economic environment enabled U.S. stocks to recover from the Asian-led selloff and resulted in significant outperformance by those companies with primarily domestic exposure.

Our quest in the value segment of your fund is to find stocks whose current prices do not seem to reflect the inherent value of a company's assets and future earnings potential. During the period, we purchased attractively priced stocks of capital goods and technology companies that were being affected by the Asian crisis -- either through perception or in reality. The situation also gave us the opportunity to add to positions of stocks of companies that we believe were undervalued and offered outstanding long-term potential. Examples include Caterpillar, Intel, and Texas Instruments. All three holdings corrected significantly during the period, based on concerns related to Asia. While these stocks and others discussed in this report were viewed favorably at the end of the fiscal period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future.

Caterpillar, designer and manufacturer of earth-moving, construction, and materials-handling machinery, exported $6.12 billion in heavy equipment in 1997, up 11% from the previous year. Despite the current turmoil and uncertainty, we believe the developing areas of the world will regain their footing and grow at an accelerated rate. We also believe that Caterpillar will play an increasingly major role in those areas.

[GRAPHIC OMITTED: HORIZONTAL BAR CHART OF TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banks                           12.2%

Retail                           9.9%

Finance                          5.1%

Computer
software                         4.6%

Business
services                         4.1%

Footnote reads:
* Based on net assets as of 2/28/98. Holdings will vary over time.

Intel and Texas Instruments were among several of the fund's technology holdings that announced new products and enhancements during the period. Intel unveiled a range of networking products and strategies in an aggressive expansion of its fast-growing computer networking business, including plans for products to link up home PCs.

Another theme reflected in the domestic value portion of your fund's portfolio was an overweighting in stocks of health services industries, particularly health maintenance organizations and related companies, which we believe were undeservedly beaten down in the fall of 1997. MedPartners was one health services holding added to the portfolio during the period.

* FINANCIAL AND RETAIL STOCKS SOUND KEYNOTE FOR DOMESTIC GROWTH AREA

In the fund's domestic growth sector, our disciplined security selection process has led us to position the portfolio in high-quality growth companies within the most attractive economic sectors, including an overweighting in financial services and retail stocks.

Financial services companies led the market for much of the period. Some of the fund's top performers in this sector include American Express and Fifth Third Bancorp. Another shift that contributed to fund performance was our increased focus on investments in government agencies such as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

In the retail sector, our in-depth research and individual stock selection also proved rewarding. Discount retailers have done particularly well in recent years and Costco Companies, a fund holding, was especially attractive. Costco operates 269 wholesale cash-and-carry membership warehouses in the United States, Canada, the United Kingdom, and Taiwan. Net sales increased 12% in fiscal 1997, due in part to first-year sales at 17 new stores opened during the year. Kohl's, a chain of family-oriented specialty department stores in the Midwest, also contributed to fund performance.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Federal National Mortgage Association
Finance

Costco Companies, Inc.
Retail

Federal Home Loan Mortgage Corp.
Finance

Starbucks Corp.
Specialty retailer

Thermo Electron Corp.
Energy related

Computer Associates International, Inc.
Computer software

Compuware Corp.
Computer software

Cendant Corp.
Business services

Interpublic Group of Companies, Inc.
Advertising

Kohl's Corp.
Retail

These holdings represent 13.0% of the fund's net assets as of 2/28/98. Portfolio holdings will vary over time.

* INTERNATIONAL SECTOR FINDS ITS FORTE IN EUROPE

During the period, the fund's international sector was focused heavily on Europe, where economies are in the early stages of recovery. We expect the move toward a broad European Economic and Monetary Union (EMU) to result in the convergence of interest rates, which may be a positive development for European equities. We also believe select industries, including financials, will particularly benefit from the establishment of EMU. Consequently your fund has large holdings in French banks and European insurance companies, which are also expected to benefit from the merger trend taking place in the financial services industry.

The fund's Asian exposure was relatively low during the period with only a minimal position in Japan. This strategy helped protect the fund from the recent turbulence. Toward the end of the period, we began to use the region's financial collapse as an opportunity to add cautiously to the fund's Asian position. We have gradually increased the fund's holdings in Singapore, particularly in Singapore banks, which we believe offer outstanding value, and have also built up holdings in Hong Kong and South Korea.

* FISCAL '99 BEGINS ON POSITIVE NOTE

The portfolio's three-part harmony of domestic growth, domestic value, and international stocks should continue to serve investors well in the months to come. As always, individual stock selection will be the key in the quest for superior performance in all three of the fund's stock segments. Our domestic growth investment team remains committed to identifying those corporations whose earnings growth can sustain the uncertainties of the economic situation overseas as well as benefit from the solid growth still evident in the United States.

Although the domestic value segment of your fund provided limited opportunities during the period, we continue to believe that a consistently applied and disciplined approach to investing in undervalued, overlooked, but fundamentally strong companies will provide investors with above-average returns and below-average volatility over the long term.

Reflecting on the U.S. stock market's significant outperformance in 1997, we have begun to take a slightly more positive position on the outlook for international markets. For the future, our optimism may lead us to shift fund assets in favor of international equities.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 2/28/98, there is no guarantee the fund will continue to hold these securities in the future. Investing in non-U.S. securities may be subject to certain risks associated with currency fluctuations, economic instability, and political developments.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Diversified Equity Trust is designed for investors seeking capital appreciation through a diversified portfolio consisting primarily of domestic growth, domestic value, and international stocks.

TOTAL RETURN FOR PERIODS ENDED 2/28/98

                                Class A         Class B        Class M
(inception date)                (7/1/94)        (7/1/94)       (7/3/95)
                              NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                      27.74%   20.42%  26.98%  21.98%  27.36%  22.88%
------------------------------------------------------------------------------
Life of fund               103.06    91.36   99.10   96.10  100.96   93.91
Annual average              21.35    19.40   20.70   20.20   21.01   19.83
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/28/98

                                    Standard & Poor's          MSCI
                                       500 Index               EAFE
------------------------------------------------------------------------------
1 year                                   35.01%               15.48%
------------------------------------------------------------------------------
Life of fund                            156.47                32.34
Annual average                           29.29                 7.94
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class M shares for periods prior to its inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to the class and the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

[GRAPHIC OMITTED: WORM CHART OF GROWTH OF A $10,000 INVESTMENT]

Cumulative total return of
a $10,000 investment since
7/1/94

(PLOT POINTS)

            Fund's class A Shares  Morgan Stanley     S & P 500
  DATE             at POP            EAFE Index         Index
 ------     ---------------------  --------------    ----------

  7/1/94           9,525               10,000          10,000
12/31/94           9,646                9,908          10,441
 6/30/95          10,846               10,166          12,545
12/31/95          12,429               11,019          14,351
 6/30/96          13,743               11,516          15,798
12/31/96          14,487               11,684          17,638
 6/30/97          16,535               12,993          21,269
12/31/97          17,873               11,892          25,426
 2/28/98          19,136               13,234          25,647

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $19,910 at net asset value ($19,610 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares would have been valued at $20,096 at net asset value ($19,391 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION INFORMATION
12 months ended 2/28/98

                            Class A            Class B             Class M
------------------------------------------------------------------------------
Distributions (number)          1                  1                   1
------------------------------------------------------------------------------
Income                       $0.106             $0.035              $0.073
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                     1.153              1.153               1.153
------------------------------------------------------------------------------
Short-term                    0.502              0.502               0.502
------------------------------------------------------------------------------
  Total                      $1.76              $1.69               $1.73
------------------------------------------------------------------------------
Share value:              NAV     POP            NAV             NAV     POP
------------------------------------------------------------------------------
2/28/97                 $11.85   $12.57        $11.77          $11.80   $12.23
------------------------------------------------------------------------------
2/28/98                  13.18    13.98         13.07           13.11    13.59
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 3/31/98
(most recent calendar quarter)

                              Class A         Class B         Class M
(inception date)              (7/1/94)        (7/1/94)        (7/3/95)
                            NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                     38.92%  30.95%  38.08%  33.08%  38.46%  33.56%
------------------------------------------------------------------------------
Life of fund              114.31  101.96  110.07  107.07  112.00  104.55
Annual
average                    22.54   20.62   21.89   21.42   22.19   21.03
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an unmanaged list of common stocks whose performance assumes reinvestment of all distributions. It is frequently used as a general measure of stock market performance. It is not possible to invest directly in an index.

Europe, Australia, and Far East (EAFE) component of Morgan Stanley Capital International (MSCI) World Index is an unmanaged list of approximately 1,045 equity securities originating in 18 countries listed on the stock exchanges of Europe, Australia, and the Far East, with all values expressed in U.S. dollars. Performance figures reflect changes in market prices and reinvestment of distributions net of withholding taxes. Because the fund is a managed portfolio investing in a wide variety of foreign securities, the securities it owns will not match those in the index.



Report of independent accountants

To the Trustees and Shareholders of
Putnam Diversified Equity Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Diversified Equity Trust (the "fund") at February 28, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at February 28, 1998 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
April 15, 1998



Portfolio of investments owned
February 28, 1998


COMMON STOCKS (95.6%) *
NUMBER OF SHARES                                                                                       VALUE

Advertising (0.8%)
------------------------------------------------------------------------------------------------------------
          1,500  Edipresse S.A. (Switzerland)                                                  $     440,574
         75,554  Omnicom Group, Inc.                                                               3,456,596
         39,225  Outdoor Systems, Inc. +                                                           1,169,395
                                                                                              --------------
                                                                                                   5,066,565

Aerospace and Defense (1.4%)
------------------------------------------------------------------------------------------------------------
         70,000  Boeing Co.                                                                        3,797,500
         85,787  Cae, Inc. (Canada)                                                                  663,053
        610,590  Rolls-Royce PLC (United Kingdom)                                                  2,334,994
        136,415  Smiths Industries PLC (United Kingdom)                                            2,039,572
                                                                                              --------------
                                                                                                   8,835,119

Airlines (0.7%)
------------------------------------------------------------------------------------------------------------
        148,400  British Airways PLC (United Kingdom)                                              1,391,303
         69,300  Deutsche Lufthansa AG (Germany)                                                   1,334,455
         38,700  Ryanair Holdings, PLC ADR (Ireland) +                                             1,431,900
                                                                                              --------------
                                                                                                   4,157,658

Aluminum (0.5%)
------------------------------------------------------------------------------------------------------------
         45,000  Aluminum Co. of America                                                           3,301,875

Apparel (0.1%)
------------------------------------------------------------------------------------------------------------
         19,300  Stage Stores, Inc. +                                                                810,600

Automotive (1.6%)
------------------------------------------------------------------------------------------------------------
        590,009  Avis Europe PLC 144A ADR (United Kingdom) +                                       2,028,234
          3,812  Bayerische Motoren Werke (BMW) AG (Germany)                                       3,843,504
         76,100  Lear Corp. +                                                                      4,023,800
                                                                                              --------------
                                                                                                   9,895,538

Banks (12.2%)
------------------------------------------------------------------------------------------------------------
         62,200  Ahmanson (H.F.) & Co.                                                             3,883,613
        247,925  Allied Irish Banks PLC (Ireland)                                                  3,227,389
        234,670  Australia & New Zealand Banking Group Ltd.
                   (Australia)                                                                     1,610,054
          1,510  Baer Holdings AG (Switzerland)                                                    3,491,359
         10,400  Banco Commercial Portugues, S.A. (Portugal)                                         344,913
         30,000  Bank Handlowy 144A (Poland) +                                                       474,411
        157,614  Bank of Ireland (Ireland)                                                         3,018,548
        130,256  Bank of Nova Scotia (Canada)                                                      3,212,469
         33,700  Bankers Trust New York Corp. [UPSIDE DOWN DELTA]                                  3,985,025
         47,400  Banque Nationale de Paris (France)                                                2,865,648
        297,500  Dao Heng Bank Group Ltd. (Hong Kong)                                                853,074
            300  Den Danske Bank (Denmark)                                                            38,595
         73,650  Den Norske Bank ASA (Norway)                                                        405,381
         37,200  Deutsche Bank AG (Germany)                                                        2,554,810
        150,000  Development Bank of Singapore Ltd. (Singapore)                                    1,176,652
         48,700  Fifth Third Bancorp                                                               3,847,300
         19,600  ForeningsSparbanken AB (Sweden)                                                     602,662
        366,300  Guoco Group Ltd. (Hong Kong)                                                        932,073
         97,400  HSBC Holdings PLC (Hong Kong)                                                     2,818,083
            917  Liechtenstein Global Trust AG (Switzerland)                                         792,353
        147,417  National Bank (Canada)                                                            2,454,878
        164,045  Nordbanken Holding AG (Sweden)                                                    1,035,469
        417,000  Overseas Chinese Banking Corp. (China)                                            2,485,516
        460,000  Overseas Union Bank Ltd. (Singapore)                                              1,733,169
         27,700  Royal Bank of Canada (Canada)                                                     1,621,283
         70,383  Skandinaviska Enskilda Bank Class A (Sweden)                                      1,007,294
         23,201  Societe Generale (France)                                                         3,499,017
         66,700  Summit Bancorp                                                                    3,314,156
         14,048  Svenska Handelsbanken (Sweden)                                                      601,392
          5,700  Unidanmark AS (Denmark)                                                             413,617
         56,800  Union Planters Corp.                                                              3,510,950
          2,906  United Bank of Switzerland (Switzerland)                                          4,537,648
        248,000  United Overseas Bank Ltd. (Singapore)                                             1,347,993
         80,840  Washington Mutual, Inc.                                                           5,426,385
         11,500  Wells Fargo & Co.                                                                 3,703,000
                                                                                              --------------
                                                                                                  76,826,179

Broadcasting (2.6%)
------------------------------------------------------------------------------------------------------------
        151,700  CBS Corp.                                                                         4,693,219
         25,200  Chancellor Media Corp.                                                            1,127,700
         41,013  Clear Channel Communications, Inc. +                                              3,716,803
         14,700  Societe Television Francaise 1 (France)                                           1,593,889
        172,857  Tele-Communications, Inc. Class A +                                               5,023,657
          4,800  Univision Communications, Inc. Class A +                                            184,200
                                                                                              --------------
                                                                                                  16,339,468

Building and Construction (0.3%)
------------------------------------------------------------------------------------------------------------
          7,094  Bouygues SA (France)                                                                995,281
         20,400  Cimpor-Cimentos de Portugal, SGPS, S.A. (Portugal)                                  590,700
                                                                                              --------------
                                                                                                   1,585,981

Building Products (0.8%)
------------------------------------------------------------------------------------------------------------
        237,818  CRH PLC (Ireland)                                                                 2,917,527
         27,925  Lafarge Coppee (France)                                                           2,061,229
                                                                                              --------------
                                                                                                   4,978,756

Business Services (4.1%)
------------------------------------------------------------------------------------------------------------
        175,700  Cendant Corp. +                                                                   6,588,750
         58,900  Cintas Corp.                                                                      2,503,250
        132,375  Corporate Express, Inc. +                                                         1,340,297
        119,032  Interpublic Group of Companies, Inc. (The)                                        6,487,244
         69,204  Robert Half International, Inc. +                                                 3,131,481
        385,700  Securicor PLC (United Kingdom)                                                    2,302,870
        248,000  Unisource Worldwide, Inc. +                                                       3,379,000
                                                                                              --------------
                                                                                                  25,732,892

Cable Television (0.2%)
------------------------------------------------------------------------------------------------------------
         28,400  USA Networks, Inc. +                                                              1,462,600

Cellular Communications (--%)
------------------------------------------------------------------------------------------------------------
         19,000  Smartone Telecommunications (Hong Kong)                                              49,206

Chemicals (0.9%)
------------------------------------------------------------------------------------------------------------
         16,100  Akzo-Nobel N.V. (Netherlands)                                                     3,268,480
         44,699  Bayer AG ADR (Germany)                                                            1,884,007
         37,000  KAO Corp. (Japan)                                                                   501,944
                                                                                              --------------
                                                                                                   5,654,431

Combined Utilities (0.3%)
------------------------------------------------------------------------------------------------------------
         28,734  Veba (Vereinigte Elektrizitaets Bergwerks) AG
                   (Germany)                                                                       1,927,474

Computer Services (1.5%)
------------------------------------------------------------------------------------------------------------
         13,600  America Online, Inc. +                                                            1,647,300
         94,496  Keane, Inc. +                                                                     4,394,064
         69,501  Sterling Commerce, Inc. +                                                         3,170,983
                                                                                              --------------
                                                                                                   9,212,347

Computer Software (4.6%)
------------------------------------------------------------------------------------------------------------
         47,719  BMC Software, Inc. +                                                              3,650,504
        159,945  Computer Associates Intl., Inc.                                                   7,537,408
        164,600  Compuware Corp. +                                                                 6,933,775
         69,863  Electronic Arts, Inc. +                                                           3,082,705
          5,200  Lernout & Hauspie Speech Products N.V. (Belgium) +                                  396,500
         35,208  Microsoft Corp. +                                                                 2,983,878
         69,675  Parametric Technology Corp. +                                                     4,219,692
                                                                                              --------------
                                                                                                  28,804,462

Computers (1.1%)
------------------------------------------------------------------------------------------------------------
         35,600  IBM Corp.                                                                         3,717,975
        102,000  NCR Corp. +                                                                       3,200,250
                                                                                              --------------
                                                                                                   6,918,225

Conglomerates (1.4%)
------------------------------------------------------------------------------------------------------------
        660,260  BTR PLC (United Kingdom)                                                          1,751,168
        418,000  First Pacific Co., Ltd. (Hong Kong)                                                 213,265
        299,000  Hutchison Whampoa, Ltd. (Hong Kong)                                               2,114,473
        288,000  Keppel Land Ltd. (Singapore)                                                        305,967
        131,000  Ogden Corp.                                                                       3,602,500
        177,439  Tomkins PLC (United Kingdom)                                                      1,024,399
                                                                                              --------------
                                                                                                   9,011,772

Consumer Products (0.9%)
------------------------------------------------------------------------------------------------------------
          3,200  Huhtamaki I Free (Finland)                                                          155,148
         75,000  Kimberly-Clark Corp.                                                              4,176,563
        161,954  Unilever Group (United Kingdom)                                                   1,465,101
                                                                                              --------------
                                                                                                   5,796,812

Consumer Services (0.5%)
------------------------------------------------------------------------------------------------------------
         53,600  Hillenbrand Industries, Inc.                                                      3,011,650

Cosmetics (--%)
------------------------------------------------------------------------------------------------------------
         13,882  Thermolase Corp. +                                                                  112,791

Education Services (0.1%)
------------------------------------------------------------------------------------------------------------
         10,199  Apollo Group, Inc. Class A +                                                        432,183

Electric Utilities (1.4%)
------------------------------------------------------------------------------------------------------------
         15,300  Calenergy, Inc. +                                                                   410,231
         99,702  Electricidade de Portugal S.A. (Portugal) +                                       2,114,240
         24,220  Iberdola S.A. (Spain)                                                               350,569
        175,000  Korea Electric Power Corp. (South Korea) +                                        2,339,053
        149,000  Potomac Electric Power Co.                                                        3,743,625
                                                                                              --------------
                                                                                                   8,957,718

Electronics and Electrical Equipment (2.9%)
------------------------------------------------------------------------------------------------------------
        224,851  General Electric Co. PLC (United Kingdom)                                         1,468,245
         95,700  Micron Technology, Inc. +                                                         3,176,044
        111,100  Molins PLC (United Kingdom)                                                         588,414
         49,750  Philips Electronics N.V. (Netherlands)                                            3,866,769
         32,500  Premier Farnell PLC (United Kingdom)                                                212,220
         40,100  Sony Corp. (Japan)                                                                3,626,656
         65,685  Thermo Instrument Systems, Inc. +                                                 2,307,186
        148,825  Vishay Intertechnology, Inc. +                                                    3,032,309
                                                                                              --------------
                                                                                                  18,277,843

Energy-Related (1.4%)
------------------------------------------------------------------------------------------------------------
        199,560  Thermo Electron Corp. +                                                           8,181,960
          6,150  VA Technologies AG (Austria)                                                        849,389
                                                                                              --------------
                                                                                                   9,031,349

Environmental Control (0.8%)
------------------------------------------------------------------------------------------------------------
         24,535  Compagnie Generale des Eaux (France)                                              3,861,431
         41,847  Republic Industries, Inc. +                                                         988,635
                                                                                              --------------
                                                                                                   4,850,066

Finance (5.1%)
------------------------------------------------------------------------------------------------------------
        135,108  ABN AMRO Holding N.V. (Netherlands)                                               2,998,437
         28,390  American Express Co.                                                              2,556,874
         15,900  Associates First Capital Corp.                                                    1,272,000
        212,484  Federal Home Loan Mortgage Corp.                                                 10,039,869
        182,667  Federal National Mortgage Association                                            11,656,438
         32,300  Promise Co. Ltd. (Japan)                                                          1,809,108
         51,750  TCF Financial Corp.                                                               1,710,984
                                                                                              --------------
                                                                                                  32,043,710

Financial Services (0.6%)
------------------------------------------------------------------------------------------------------------
        474,000  Nikko Securities Co. Ltd. (Japan)                                                 1,876,446
        148,000  Nomura Securities Co. Ltd. (Japan)                                                2,042,999
                                                                                              --------------
                                                                                                   3,919,445

Food and Beverages (3.5%)
------------------------------------------------------------------------------------------------------------
        149,525  Bass PLC (United Kingdom)                                                         2,503,656
         56,000  Coca-Cola Enterprises, Inc.                                                       1,851,500
         82,900  Dole Food Co.                                                                     4,502,506
          2,284  Nestle S.A. (Switzerland)                                                         4,009,481
         19,671  Sara Lee Corp.                                                                    1,111,412
         75,000  The Quaker Oats Co.                                                               4,040,625
        210,000  Whitman Corp.                                                                     3,740,625
                                                                                              --------------
                                                                                                  21,759,805

Gas Pipelines (0.2%)
------------------------------------------------------------------------------------------------------------
         36,700  Williams Cos., Inc.                                                               1,199,631

Health Care Services (0.6%)
------------------------------------------------------------------------------------------------------------
          2,361  Coram Healthcare Corp. +                                                              7,231
          2,400  Lincare Holdings, Inc. +                                                            155,775
        306,000  MedPartners, Inc. +                                                               3,672,000
                                                                                              --------------
                                                                                                   3,835,006

Insurance (3.4%)
------------------------------------------------------------------------------------------------------------
         51,700  Aetna, Inc.                                                                       4,517,288
         26,500  Century Business Services, Inc. +                                                   400,813
          1,958  Hannover Rueckversicherungs AG (Germany)                                            194,721
         99,723  Internationale Nederlanden Groep (Netherlands)                                    5,279,367
        202,100  Prudential Corp. PLC (United Kingdom)                                             3,016,658
        411,655  QBE Insurance Group Ltd. (Australia)                                              1,700,194
         68,778  Scor (France)                                                                     3,553,586
         12,900  Transamerica Corp.                                                                1,502,044
          2,323  Zurich Versicherungs-Gesellschaft (Switzerland)                                   1,269,399
                                                                                              --------------
                                                                                                  21,434,070

Leisure (0.1%)
------------------------------------------------------------------------------------------------------------
          2,460  Adidas AG 144A ADR (Germany)                                                        384,926

Machinery (1.8%)
------------------------------------------------------------------------------------------------------------
         75,000  Caterpillar, Inc.                                                                 4,096,875
          1,085  Fischer (Switzerland)                                                             1,830,567
          5,184  Mannesmann AG (Germany)                                                           3,113,256
         26,340  Sandvik AB Class B (Sweden)                                                         737,474
         70,700  Siebe PLC (United Kingdom)                                                        1,461,732
                                                                                              --------------
                                                                                                  11,239,904

Medical Management Services (0.9%)
------------------------------------------------------------------------------------------------------------
         19,043  Pediatrix Medical Group, Inc. +                                                     785,524
         78,700  Wellpoint Health Networks, Inc. +                                                 4,599,031
                                                                                              --------------
                                                                                                   5,384,555

Medical Supplies and Devices (2.1%)
------------------------------------------------------------------------------------------------------------
         37,703  Johnson & Johnson                                                                 2,846,577
         21,790  Medtronic, Inc.                                                                   1,157,594
          7,900  Sofamor Danek Group, Inc. +                                                         594,475
        138,730  Stryker Corp.                                                                     5,679,259
         49,187  Thermo Cardiosystems, Inc. +                                                      1,229,675
         16,400  Thermotrex Corp. +                                                                  291,100
          1,480  Trex Medical Corp. +                                                                 23,033
         18,800  Tyco International Ltd.                                                             954,100
          6,600  U.S. Surgical Corp.                                                                 202,125
                                                                                              --------------
                                                                                                  12,977,938

Metals and Mining (0.3%)
------------------------------------------------------------------------------------------------------------
        142,491  Rio Tinto PLC (United Kingdom)                                                    1,921,827

Networking Equipment (1.4%)
------------------------------------------------------------------------------------------------------------
        103,000  3Com Corp. +                                                                      3,682,250
         55,600  Ascend Communications, Inc. +                                                     2,081,525
         24,152  Cisco Systems, Inc. +                                                             1,590,980
         65,100  Newbridge Networks Corp. (Canada) +                                               1,525,495
                                                                                              --------------
                                                                                                   8,880,250

Office Equipment (0.5%)
------------------------------------------------------------------------------------------------------------
         66,000  Ricoh Co., Ltd. (Japan) +                                                           706,862
        100,916  Viking Office Products, Inc. +                                                    2,220,152
                                                                                              --------------
                                                                                                   2,927,014

Oil Services (0.2%)
------------------------------------------------------------------------------------------------------------
         65,250  Nabors Industries, Inc. +                                                         1,492,594

Oil and Gas (3.0%)
------------------------------------------------------------------------------------------------------------
         44,400  Amoco Corp.                                                                       3,774,000
         74,236  British Petroleum Co. PLC (United Kingdom)                                        1,023,226
         55,112  Burmah Castrol PLC (United Kingdom)                                                 948,180
         60,055  Camco International, Inc.                                                         3,513,218
          5,679  Elf Aquitaine S.A. (France)                                                         646,550
         83,500  Halliburton Co.                                                                   3,882,750
         72,750  National-Oilwell, Inc. +                                                          2,037,000
         17,871  Schlumberger Ltd.                                                                 1,347,027
          5,936  Total Corp. S.A. ADR Class B (France)                                               651,429
         54,900  Varco International, Inc. +                                                       1,365,638
                                                                                              --------------
                                                                                                  19,189,018

Paper and Forest Products (1.1%)
------------------------------------------------------------------------------------------------------------
        115,000  Boise Cascade Corp.                                                               3,830,938
         68,200  Weyerhaeuser Co.                                                                  3,405,738
                                                                                              --------------
                                                                                                   7,236,676

Pharmaceuticals and Biotechnology (2.7%)
------------------------------------------------------------------------------------------------------------
         21,900  Altana AG (Germany)                                                               1,749,587
        136,624  Astra B (Sweden)                                                                  2,672,540
         64,292  Glaxo Wellcome PLC (United Kingdom)                                               1,797,707
          8,000  Medicis Pharmaceutical Corp. Class A +                                              343,500
          1,628  Novartis AG ADR (Switzerland)                                                     2,976,883
        100,000  Pharmacia & Upjohn, Inc.                                                          3,956,250
         76,000  Sankyo Co., Ltd. (Japan)                                                          2,043,951
        105,000  Smithkline Beecham PLC ADR (United Kingdom)                                       1,312,550
                                                                                              --------------
                                                                                                  16,852,968

Photography (0.3%)
------------------------------------------------------------------------------------------------------------
         87,000  Canon, Inc. (Japan)                                                               1,994,685

Publishing (0.7%)
------------------------------------------------------------------------------------------------------------
         65,200  Times Mirror Co. Class A                                                          4,013,875

Railroads (0.9%)
------------------------------------------------------------------------------------------------------------
         39,000  Burlington Northern Santa Fe Corp.                                                3,885,375
         32,100  Union Pacific Corp.                                                               1,637,100
                                                                                              --------------
                                                                                                   5,522,475

REITs (Real Estate Investment Trust) (1.3%)
------------------------------------------------------------------------------------------------------------
        563,000  DBS Land Ltd. (Singapore)                                                           872,841
         74,000  Equity Residential Properties Trust                                               3,547,375
         67,000  Starwood Lodging Trust                                                            3,789,688
                                                                                              --------------
                                                                                                   8,209,904

Restaurants (0.2%)
------------------------------------------------------------------------------------------------------------
         35,150  Cracker Barrel Old Country Store, Inc.                                            1,421,378

Retail (9.9%)
------------------------------------------------------------------------------------------------------------
         22,300  Circle K Japan Co. Ltd. (Japan)                                                   1,100,405
         27,100  CompUSA, Inc. +                                                                     948,500
        214,656  Costco Companies, Inc. +                                                         10,491,312
        128,500  Dixons Group PLC (United Kingdom)                                                 1,150,838
         64,950  Dollar General Corp.                                                              2,995,819
         44,025  Dollar Tree Stores, Inc.                                                          1,909,584
         75,072  Fred Meyer, Inc. +                                                                3,336,012
         84,000  General Nutrition Companies, Inc. +                                               3,339,000
         64,525  Home Depot, Inc. (The)                                                            4,117,502
        309,000  K mart Corp. +                                                                    4,132,875
         72,022  Kohl's Corp. +                                                                    5,775,264
         65,371  Lowe's Cos., Inc.                                                                 3,820,118
          1,800  MSC Industrial Direct Co., Inc. Class A +                                            86,063
         67,750  Office Depot, Inc. +                                                              1,867,359
        235,800  Officemax, Inc. +                                                                 3,934,913
         16,200  Rexall Sundown, Inc. +                                                              599,400
         21,950  Rite Aid Corp.                                                                      710,631
        209,623  Starbucks Corp. +                                                                 8,293,210
        112,400  Toys "R" Us, Inc. +                                                               2,950,500
         16,700  Vendex International N.V. (Netherlands)                                           1,052,271
                                                                                              --------------
                                                                                                  62,611,576

Satellite Services (0.4%)
------------------------------------------------------------------------------------------------------------
         48,150  PanAmSat Corp. +                                                                  2,557,969

Semiconductors (3.9%)
------------------------------------------------------------------------------------------------------------
         19,700  Altera Corp. +                                                                      849,563
         44,900  Intel Corp.                                                                       4,026,969
         53,061  Linear Technology Corp.                                                           4,019,371
        113,342  Maxim Integrated Products, Inc. +                                                 4,576,183
         19,000  Rohm Co. Ltd. (Japan)                                                             1,884,173
         44,200  SGS-Thomson Microelectronics ADR (France) +                                       3,364,725
         73,500  Texas Instruments, Inc.                                                           4,253,813
         47,000  Tokyo Electron Ltd. (Japan)                                                       1,692,820
                                                                                              --------------
                                                                                                  24,667,617

Specialty Consumer Products (0.9%)
------------------------------------------------------------------------------------------------------------
         58,685  Fastenal Co.                                                                      2,574,804
         79,600  Mattel, Inc.                                                                      3,368,075
                                                                                              --------------
                                                                                                   5,942,879

Steel (0.2%)
------------------------------------------------------------------------------------------------------------
         35,000  Lone Star Technologies, Inc. +                                                    1,085,000

Telecommunication Equipment (1.3%)
------------------------------------------------------------------------------------------------------------
         49,370  Northern Telecom Ltd. (Canada)                                                    2,629,459
         19,500  Nokia Oyj AB Class A (Finland)                                                    1,952,833
         22,806  Qwest Communications International, Inc. +                                          801,061
         64,183  Telefonaktiebolaget LM Ericsson Class B (Sweden)                                  2,920,144
                                                                                              --------------
                                                                                                   8,303,497

Telecommunications (0.5%)
------------------------------------------------------------------------------------------------------------
         17,800  Global Telesystems Group, Inc. +                                                    651,925
         45,600  Orange PLC ADR (United Kingdom) +                                                   258,572
          3,000  Philippine Long Distance ADR (Philippines)                                           81,439
         61,100  Telfonica de Espana (Spain)                                                       2,102,646
                                                                                              --------------
                                                                                                   3,094,582

Telephone Services (1.5%)
------------------------------------------------------------------------------------------------------------
         30,200  Portugal Telecom S.A. (Portugal)                                                  1,584,760
        324,737  Tele-Communications TCI ventures Group Class A +                                  5,013,127
        348,842  Vodafone Group PLC (United Kingdom)                                               3,098,387
                                                                                              --------------
                                                                                                   9,696,274

Telephone Utilities (0.7%)
------------------------------------------------------------------------------------------------------------
         80,500  US West Communications Group                                                      4,191,031

Tire and Rubber (0.5%)
------------------------------------------------------------------------------------------------------------
         53,766  Michelin Corp. Class B (France)                                                   3,330,012

Tobacco (1.4%)
------------------------------------------------------------------------------------------------------------
        217,631  B A T Industries PLC (United Kingdom)                                             2,169,234
        149,000  Dimon, Inc.                                                                       2,607,500
        112,000  RJR Nabisco Holdings Corp.                                                        3,871,000
                                                                                              --------------
                                                                                                   8,647,734

Transportation (0.3%)
------------------------------------------------------------------------------------------------------------
         88,000  Bombardier, Inc. (Canada)                                                         1,892,074

Wireless Communications (0.1%)
------------------------------------------------------------------------------------------------------------
         23,100  BCE Mobile Communications, Inc. (Canada) +                                          616,481
          2,200  BCE Mobile Communications, Inc. 144A (Canada) +                                      58,741
                                                                                              --------------
                                                                                                     675,222
                                                                                              --------------
                 Total Common Stocks (cost $486,347,004)                                       $ 601,578,681

UNITS (--%) * (cost $369,298) +
NUMBER OF UNITS                                                                                        VALUE
------------------------------------------------------------------------------------------------------------
         12,891  ThermoLase Corp.                                                              $     207,867

WARRANTS (--%) * (cost $--) +                                                   EXPIRATION
NUMBER OF WARRANTS                                                              DATE                   VALUE
------------------------------------------------------------------------------------------------------------
         10,059  Compagnie Generale des Eaux (France)                            5/2/01        $      10,080

SHORT-TERM INVESTMENTS (5.0%) * (cost $31,685,908)
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
    $31,676,000  Interest in $535,634,000 joint repurchase agreement dated February 27, 1998 with UBS Securities due
                   March 2, 1998 with respect to various U.S. Treasury
                   obligations -- maturity value of $31,690,861 for an
                   effective yield of 5.63%                                                   $   31,685,908
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $518,402,210) ***                                    $  633,482,536
------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $629,322,084.

*** The aggregate identified cost on a tax basis is $519,364,369, resulting in gross unrealized appreciation and depreciation of $131,351,651 and $17,233,484, respectively, or net unrealized appreciation of
    $114,118,167.

  + Non-income-producing security.

[UPSIDE DOWN DELTA] This entity provides subcustodian services to the fund.

144A after the name of a security represents those exempt from registration under Rule
144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

Diversification by Country

Distribution of investments by country of issue at February 28, 1998: (as percentage of Market
Value)

   Australia        0.5%          Netherlands          2.6%

   Austria          0.1           Norway               0.1

   Belgium          0.1           Poland               0.1

   Canada           2.3           Portugal             0.7

   China            0.4           Singapore            0.9

   Denmark          0.1           South Korea          0.4

   Finland          0.3           Spain                0.4

   France           4.2           Sweden               1.5

   Germany          2.7           Switzerland          3.1

   Hong Kong        1.1           United Kingdom       5.9

   Ireland          1.7           United States       67.8

   Japan            3.0           Total              100.0%





----------------------------------------------------------------------------------------
Forward Currency Contracts to Sell at February 28, 1998

                                  Market     Aggregate Face    Delivery      Unrealized
                                   Value          Value          Date       Depreciation
----------------------------------------------------------------------------------------
Japanese Yen                    $4,886,660     $4,798,363        6/98        $(88,297)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
February 28, 1998

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $518,402,210) (Note 1)           $ 633,482,536
---------------------------------------------------------------------------------------------------
Cash                                                                                        379,586
---------------------------------------------------------------------------------------------------
Foreign currency (cost $358,274)                                                            356,216
---------------------------------------------------------------------------------------------------
Dividends and other receivables                                                             356,493
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      809,909
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                           10,591,875
---------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                   29,035
---------------------------------------------------------------------------------------------------
Total assets                                                                            646,005,650

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         14,218,344
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  451,271
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                983,085
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  179,304
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                               13,349
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,801
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      418,875
---------------------------------------------------------------------------------------------------
Payable for organization expenses (Note 1)                                                   59,711
---------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                                  88,297
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                               139,416
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      130,113
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        16,683,566
---------------------------------------------------------------------------------------------------
Net assets                                                                            $ 629,322,084

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                       $ 495,806,867
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                  (522,224)
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                                   19,049,265
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                            114,988,176
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                            $ 629,322,084

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($270,535,807 divided by 20,521,724 shares)                                                  $13.18
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $13.18)*                                      $13.98
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($333,641,505 divided by 25,520,150 shares)**                                                $13.07
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($25,144,772 divided by 1,918,391 shares)                                                    $13.11
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.11)*                                      $13.59
---------------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended February 28, 1998

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $242,077)                                            $  6,813,362
--------------------------------------------------------------------------------------------------
Interest                                                                                 1,197,086
--------------------------------------------------------------------------------------------------
Total investment income                                                                  8,010,448

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         3,683,382
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           1,344,073
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          21,267
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            10,857
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      854,875
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    2,804,278
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                      151,724
--------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                              19,551
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     63,015
--------------------------------------------------------------------------------------------------
Registration fees                                                                           38,240
--------------------------------------------------------------------------------------------------
Auditing                                                                                    34,084
--------------------------------------------------------------------------------------------------
Legal                                                                                       10,286
--------------------------------------------------------------------------------------------------
Postage                                                                                     62,100
--------------------------------------------------------------------------------------------------
Other                                                                                       41,680
--------------------------------------------------------------------------------------------------
Total expenses                                                                           9,139,412
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (295,801)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             8,843,611
--------------------------------------------------------------------------------------------------
Net investment loss                                                                       (833,163)
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        77,964,107
--------------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                              4,379,221
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of  assets and liabilities in
foreign currencies during the year (Note 1)                                             (3,640,197)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                              51,505,457
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                130,208,588
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $129,375,425
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                            Year ended February 28
                                                                                  --------------------------------
                                                                                           1998               1997
------------------------------------------------------------------------------------------------------------------
Increase in net assets
------------------------------------------------------------------------------------------------------------------
Operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                      $    (833,163)      $    592,859
------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                        82,343,328         31,417,671
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                         47,865,260         24,707,175
------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                129,375,425         56,717,705
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                            (822,276)        (1,842,478)
------------------------------------------------------------------------------------------------------------------
    Class B                                                                            (334,603)        (1,471,953)
------------------------------------------------------------------------------------------------------------------
    Class M                                                                             (52,099)          (117,302)
------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                         (29,056,997)       (12,456,981)
------------------------------------------------------------------------------------------------------------------
    Class B                                                                         (35,955,231)       (14,387,126)
------------------------------------------------------------------------------------------------------------------
    Class M                                                                          (2,675,739)          (811,724)
------------------------------------------------------------------------------------------------------------------
  In excess of net investment income
    Class A                                                                          (1,034,844)          (762,542)
------------------------------------------------------------------------------------------------------------------
    Class B                                                                            (421,101)          (609,195)
------------------------------------------------------------------------------------------------------------------
    Class M                                                                             (65,568)           (48,548)
------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                   124,152,859        124,909,360
------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                        183,109,826        149,119,216

Net assets
------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   446,212,258        297,093,042
------------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $522,224 and
$1,420,285, respectively)                                                         $ 629,322,084       $446,212,258
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    For the Period
Per-share                                                                                         Year ended        July 1, 1994+
operating performance                                                  Year ended Feb. 28        February 29        to February 28
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $11.85           $11.02            $8.83            $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                           .03(d)           .06(d)           .06              .03(d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                   3.06             1.77             2.60              .32
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 3.09             1.83             2.66              .35
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.05)            (.12)            (.08)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                       (1.66)            (.83)            (.39)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                     (.05)            (.05)              --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments                                            --               --               --             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (1.76)           (1.00)            (.47)            (.02)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $13.18           $11.85           $11.02            $8.83
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                            27.74            16.92            30.58             4.13*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $270,536         $199,305         $142,513          $93,144
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.37             1.43             1.56             1.12 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                              .20              .48              .60              .37 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover (%)                                               97.77            82.07            72.00            46.52 *
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                                       $.0331           $.0439
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended February 29, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Average commission rate paid is required for fiscal periods beginning on or after September 1, 1995.

(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the Period
Per-share                                                                                         Year ended        July 1, 1994+
operating performance                                                  Year ended Feb. 28        February 29       to February 28
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $11.77           $10.97            $8.80            $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                          (.06)(d)         (.01)(d)          .01               --(d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                   3.05             1.76             2.60              .32
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 2.99             1.75             2.61              .32
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.01)            (.09)            (.05)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                       (1.66)            (.83)            (.39)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                     (.02)            (.03)              --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments                                            --               --               --             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (1.69)            (.95)            (.44)            (.02)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $13.07           $11.77           $10.97            $8.80
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                            26.98            16.19            30.05             3.77*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $333,642         $232,117         $150,679          $75,998
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             2.00             2.02             2.09             1.45*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                             (.44)            (.12)             .05              .05*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover (%)                                               97.77            82.07            72.00            46.52*
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                                       $.0331           $.0439
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended February 29, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Average commission rate paid is required for fiscal periods beginning on or after September 1, 1995.

(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the Period
Per-share                                                                                                           July 3, 1995+
operating performance                                                                   Year ended Feb.28          to February 29
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $11.80           $11.01            $9.76
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                           (.03)(d)          .01 (d)           --(d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                    3.07             1.78             1.72
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                  3.04             1.79             1.72
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.03)            (.12)            (.08)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                        (1.66)            (.83)            (.39)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                      (.04)            (.05)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments                                                             --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                   (1.73)           (1.00)            (.47)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                        $13.11           $11.80           $11.01
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                             27.36            16.51            17.95*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                      $25,145          $14,791           $3,901
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                              1.75             1.77             1.23*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                                              (.22)             .05               --*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover (%)                                                                97.77            82.07            72.00
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                                                        $.0331           $.0439
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended February 29, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Average commission rate paid is required for fiscal periods beginning on or after September 1, 1995.

(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
February 28, 1998

Note 1
Significant accounting policies

Putnam Diversified Equity Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation primarily through a diversified portfolio consisting of domestic growth, domestic value and international stocks.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over the counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended February 28, 1998, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of losses on wash sale transactions, foreign currency gains and losses, organization expenses, unrealized gains on passive foreign investment companies and post October currency loss deferral. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended February 28, 1998, the fund reclassified $4,461,715 to decrease distributions in excess of net investment income and $19,426 to increase paid-in-capital, with a decrease to accumulated net realized gain on investments of $4,481,141. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

J) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $98,304. These expenses are being amortized on a straight-line basis over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended February 28, 1998, fund expenses were reduced by $295,801 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $910 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.65%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.75% of the average net assets attributable to class M shares. The Trustees currently limit payment by the fund to an annual rate of 0.50% of the average net assets attributable to class A for shares outstanding as of July 1, 1995 (except for class A shares for which Putnam Mutual Funds is dealer of record) and 0.25% of such average net asset value of shares acquired after that date (including shares acquired through reinvestment of distributions).

For the year ended February 28, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $211,953 and $21,220 from the sale of class A and class M shares, respectively and $324,862 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended February 28, 1998, Putnam Mutual Funds Corp., acting as underwriter received $2,897 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended February 28, 1998, purchases and sales of investment securities other than short-term investments aggregated $535,658,274 and $482,357,645, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At February 28, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                            Year ended
                                        February 28, 1998
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       5,175,007     $ 66,125,111
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     2,524,545       29,941,026
------------------------------------------------------------
                                  7,699,552       96,066,137

Shares
repurchased                      (4,001,992)     (51,079,869)
------------------------------------------------------------
Net increase                      3,697,560     $ 44,986,268
------------------------------------------------------------

                                            Year ended
                                        February 28, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       5,358,027     $ 62,540,590
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,268,867       14,540,984
------------------------------------------------------------
                                  6,626,894       77,081,574

Shares
repurchased                      (2,734,363)     (31,757,138)
------------------------------------------------------------
Net increase                      3,892,531     $ 45,324,436
------------------------------------------------------------

                                            Year ended
                                        February 28, 1998
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       8,216,514     $105,808,985
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     2,942,200       34,659,096
------------------------------------------------------------
                                 11,158,714      140,468,081

Shares
repurchased                      (5,357,877)     (69,585,473)
------------------------------------------------------------
Net increase                      5,800,837     $ 70,882,608
------------------------------------------------------------

                                            Year ended
                                        February 28, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       6,764,474     $ 78,344,350
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,350,363       15,407,635
------------------------------------------------------------
                                  8,114,837       93,751,985

Shares
repurchased                      (2,131,445)     (24,663,610)
------------------------------------------------------------
Net increase                      5,983,392     $ 69,088,375
------------------------------------------------------------

                                            Year ended
                                        February 28, 1998
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         645,008     $  8,214,553
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       233,331        2,755,638
------------------------------------------------------------
                                    878,339       10,970,191

Shares
repurchased                        (213,412)      (2,686,208)
------------------------------------------------------------
Net increase                        664,927     $  8,283,983
------------------------------------------------------------

                                            Year ended
                                        February 28, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         922,460     $ 10,783,946
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        83,934          959,329
------------------------------------------------------------
                                  1,006,394       11,743,275

Shares
repurchased                        (107,111)      (1,246,726)
------------------------------------------------------------
Net increase                        899,283     $ 10,496,549
------------------------------------------------------------



Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $63,512,364 as capital gain, including $31,374,734 as 20% rate capital gain for its taxable year ended February 28, 1998.

The fund has designated 16.92% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

David L. King
Vice President and Fund Manager

Omid Kamshad
Vice President and Fund Manager

Charles Swanberg
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Diversified Equity Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

AN003 41228-522/525/2AF     4/98